Filed pursuant to Rule 497

File No. 333-221882

Rule 482AD

Great Elm Capital Corp.

$43,000,000

6.75% Notes Due 2025

Final Pricing Term Sheet

January 12, 2018

Issuer:	Great Elm Capital Corp.
Title of the Securities:	6.75% Notes due 2025 (the “Notes”)
Expected Rating*	Egan-Jones Ratings Company: BBB
Initial Aggregate Principal Amount Being Offered:	$43,000,000
Over-allotment Option:	The underwriters may purchase from the Issuer up to an additional $6,450,000 aggregate principal amount of Notes to cover over-allotments, if any, within 30 days of the Trade Date.
Denominations:	$25 and integral multiples of $25 in excess thereof
Initial Public Offering Price:	100% of aggregate principal amount ($25.00 per Note)
Underwriting Discount:	3.125% (or $1,343,750 total assuming the over-allotment option is not exercised)
Net Proceeds to the Issuer, before Expenses:	96.875% (or $41,656,250 total assuming the over-allotment option is not exercised)
Principal Payable at Maturity:	100% of the aggregate principal amount ($25.00 per Note)
Interest Rate:	6.75% per annum
Day Count:	360-day year of twelve 30-day months
Trade Date	January 11, 2018
Original Issue Date:	January 19, 2018
Stated Maturity Date:	January 31, 2025
Interest Payment Date:

The Notes will pay interest on March 31, June 30, September 30, and December 31 of each year.  If an interest payment date is a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.  Interest payments on the Notes will commence on March 31, 2018.

Interest Periods:

The initial interest period for the Notes will be the period from and including January 19, 2018 to, but excluding, March 31, 2018. The subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

Regular Record Dates:

Every March 15, June 15, September 15, and December 15. The first record date for the Notes will be March 15, 2018. If the record date for an interest payment is a non-business day, the record date will be the next business day.

Business Days:	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional Redemption:

The Notes may be redeemed in whole or in part at any time or from time to time at Issuer’s option on or after January 31, 2021, upon not less than 30 days nor more than 60 days written notice, by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the aggregate principal amount of the Notes to be redeemed plus unpaid interest payable thereon accrued to, but excluding, the date fixed for redemption.

Listing:	Issuer intends to list the Notes on the Nasdaq Global Market and expects trading to begin within 30 days of the original issue date under the trading symbol “GECCM”
CUSIP / ISIN:	390 320 406/ US3903204069
Joint Book-Running Managers:	Ladenburg Thalmann & Co. Inc., Janney Montgomery Scott LLC, Oppenheimer & Co. Inc.
Trustee, Paying Agent, Registrar and Transfer Agent:	American Stock Transfer & Trust Company, LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus, dated January 9, 2018, which has been filed with the Securities and Exchange Commission, contains a description of these matters and other important information about the Company and should be read carefully before investing. The information in the preliminary prospectus and in this pricing term sheet is not complete and may be changed. The preliminary prospectus and in this pricing term sheet are not offers to sell securities and are not soliciting offers to buy securities in any jurisdiction where the offer or sale is not permitted or would be unlawful prior to registration or qualification under the securities laws of such jurisdiction

A registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a prospectus, copies of which may be obtained, when available, from: Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, or by calling 1-800-573-2541, or by email at prospectus@ladenburg.com.

.